Pittston Minerals Group Earns
                              $.32 per Share in the Fourth Quarter

         Richmond, VA - January 28, 1998 - Pittston Minerals Group reported net income of $3.5 million, or $.32 per share in the fourth quarter ended December 31, 1997. A year earlier, net income was $2.5 million, or $.20 per share. For the full year 1997, net income was $4.2 million, compared to $10.7 million a year ago. The 1997 net income per share was $.09 compared to earnings of $1.14 per share ($1.08 diluted) for the full year 1996.

         The Minerals Group generated $49.6 million of cash flow from operations in 1997 compared to $19.8 million in 1996. Coal inventories were reduced by approximately 500 thousand tons in the fourth quarter as problems at nuclear power plants and transportation issues in the western U.S. tightened the steam coal market.

Pittston Coal Company

         Fourth quarter coal sales volume was 5.3 million tons compared to 5.8 million tons in the prior year quarter. Steam and metallurgical coal sales amounted to 3.2 million and 2.1 million tons compared to 3.6 million and 2.2 million tons, respectively, in last year's fourth quarter. Coal production totaled 3.8 million tons in the quarter, compared to 4.1 million tons a year earlier. Surface production accounted for 60% of total production compared to 69% in the fourth quarter of 1996.

         The coal segment's operating profit was $4.7 million in the fourth quarter compared to $5.1 million in the same period in 1996. Operating profit in the 1997 and 1996 fourth quarters included a benefit from excess restructuring liabilities of $3.1 million and $9.5 million respectively. Coal margins for the quarter and full year were $2.11 and $2.23 per ton, respectively, compared to $.62 and $1.54 per ton in 1996. Fourth quarter 1996 production costs were negatively impacted by increases in employee benefits and reclamation costs.

Pittston Mineral Ventures

         Pittston Mineral Ventures (PMV) reported a $.04 million operating profit in the fourth quarter compared to $0.2 million in the same period a year earlier. The Stawell gold mine in western Victoria, Australia, in which PMV has a combined 67% direct and indirect interest, produced approximately 21,000 ounces of gold in the fourth quarter compared to approximately 21,400 ounces in the prior year quarter. The average cash cost per ounce sold was US $256 in the fourth quarter of 1997 compared to US $280 in the prior year quarter due in large part to lower mining expenses.

         PMV's full year 1997 operating loss was $2.1 million compared to an operating profit of $1.6 million for the full year 1996. The 1997 results include the impact of a write-off of $1.0 million (PMV's share) of the capital cost of a new ventilation shaft which collapsed, during construction, in the second quarter. Operations at Stawell returned to normal levels in the fourth quarter.

         The Silver Swan nickel mine is currently at full production with production costs in line with expectations at approximately US $2.22 lb. However, the financial crisis in Asia has depressed worldwide nickel prices significantly, resulting in reduced profitability from this operation. PMV is continuing gold exploration projects in Nevada and Australia with its joint venture partner.

         Karl Kindig, President and CEO of the Pittston Minerals Group noted that "while profits for 1997 were unsatisfactory, strong operating cash flow enabled the company to meet its legacy cost burden, pay dividends, reduce debt and invest $26 million in the mineral operations."

Financial - Consolidated

         The Pittston Company (the "Company") reported consolidated revenues of $912.1 million in the fourth quarter ended December 31, 1997 compared to $820.5 million for the comparable period in 1996. Net income was $37.9 million compared to $31.1 million in the prior year's quarter. For the full year 1997, consolidated revenues were $3.4 billion and net income was $110.2 million. A year ago, consolidated revenues for the full year 1996 were $3.1 billion and net income was $104.2 million. Consolidated cash flow from operating activities totaled $268.1 million for the full year ended December 31, 1997. Total debt at December 31, 1997 was $243.3 million.

         During 1997, the Company purchased 1,515 shares of its Series C Convertible Preferred Stock and 166,000 shares of Pittston Brink's Group Common Stock and 332,300 shares of Pittston Burlington Group Common Stock at a total cost of $.6 million, $4.3 million and $7.4 million respectively. As of December 31, 1997 the Company had remaining authority to purchase over time 1 million shares of Pittston Minerals Group Common Stock, 1.1 million shares of Pittston Brink's Common Stock, 1.1 million shares of Pittston Burlington Group Common Stock and an additional $24.4 million of its Series C Convertible Preferred Stock. The aggregate purchase price limitation for all common stock purchases was $24.9 million at December 31, 1997.

                                       * * * * * * * * * *

         Pittston Minerals Group Common Stock (NYSE-PZM), Pittston Brink's Group Common Stock (NYSE-PZB) and Pittston Burlington Group Common Stock (NYSE-PZX) represent the three classes of common stock of The Pittston Company, a diversified company with interests in mining and minerals exploration through Pittston Coal Company and Pittston Mineral Ventures (Pittston Minerals Group), security services through Brink's, Incorporated and Brink's Home Security, Inc. (Pittston Brink's Group) and global freight transportation and logistics management services through BAX Global Inc. (Pittston Burlington Group). Copies of the Pittston Brink's Group and Pittston Burlington Group earnings releases are available upon request.


                             Pittston Minerals Group
                           Supplemental Financial Data

                              PITTSTON COAL COMPANY

                                                                                   Three Months                      Twelve Months
                                                                              Ended December 31                  Ended December 31
(In thousands)                                                            1997             1996               1997            1996
-----------------------------------------------------------------------------------------------------------------------------------
                                                                               (Unaudited)
Net sales                                                       $      158,625          169,426            612,907         677,393
Operating profit                                                $        4,722            5,075             12,217          20,034

COAL SALES (Tons):
Metallurgical                                                            2,078            2,145              7,655           8,124
Utility and industrial                                                   3,244            3,607             12,813          14,847
-----------------------------------------------------------------------------------------------------------------------------------
Total coal sales                                                         5,322            5,752             20,468          22,971
-----------------------------------------------------------------------------------------------------------------------------------

PRODUCTION/PURCHASED (Tons):
Deep                                                                     1,229              953              4,975           3,930
Surface                                                                  2,247            2,801             10,238          11,151
Contract                                                                   343              360              1,433           1,621
-----------------------------------------------------------------------------------------------------------------------------------
                                                                         3,819            4,114             16,646          16,702
Purchased                                                                1,003            1,397              4,075           5,762
-----------------------------------------------------------------------------------------------------------------------------------
Total                                                                    4,822            5,511             20,721          22,464
-----------------------------------------------------------------------------------------------------------------------------------


                                                                                   Three Months                      Twelve Months
                                                                              Ended December 31                  Ended December 31
(In thousands, except per ton data)                                       1997             1996               1997            1996
-----------------------------------------------------------------------------------------------------------------------------------
                                                                               (Unaudited)
Net coal sales (a)                                              $      156,181          167,361            604,140         670,121
Current production cost of coal sold (a)                               144,941          163,809            558,658         634,754
-----------------------------------------------------------------------------------------------------------------------------------
Coal margin                                                             11,240            3,552             45,482          35,367
Non-coal margin                                                            784              701              2,465           2,177
Other operating income, net                                              2,248            2,032             10,351          13,108
-----------------------------------------------------------------------------------------------------------------------------------
Margin and other income                                                 14,272            6,285             58,298          50,652
-----------------------------------------------------------------------------------------------------------------------------------
Other costs and expenses:
  Idle equipment and closed mines                                        1,129              315              2,309           1,044
  Inactive employee cost                                                 6,788            5,542             27,419          26,300
  Selling, general and administrative
  expenses                                                               4,737            4,894             19,457          20,625
-----------------------------------------------------------------------------------------------------------------------------------
Total other costs and expenses                                          12,654           10,751             49,185          47,969
-----------------------------------------------------------------------------------------------------------------------------------
Operating profit (loss) (before
restructuring and other credits
and SFAS 121) (b)                                               $        1,618           (4,466)             9,113           2,683
-----------------------------------------------------------------------------------------------------------------------------------
Coal margin per ton:
  Realization                                                   $        29.35            29.10              29.52           29.17
  Current production costs                                               27.24            28.48              27.29           27.63
-----------------------------------------------------------------------------------------------------------------------------------
Coal margin                                                     $         2.11              .62               2.23            1.54
-----------------------------------------------------------------------------------------------------------------------------------

(a) Excludes non-coal components.

(b) Restructuring and other credits in the quarter and twelve months ended December 31, 1997, consist of a benefit from excess restructuring liabilities of $3,104. Restructuring and other credits in the twelve months ended December 31, 1996, consist of an impairment loss related to the adoption of SFAS No. 121 of $29,948 ($26,312 in cost of sales and $3,636 in selling, general and administrative expenses), a gain from the settlement of the Evergreen Case of $35,650 and a benefit from excess restructuring liabilities of $11,649. Restructuring and other credits in the quarter ended December 31, 1996 consist of a benefit from excess restructuring liabilities of $9,541. Both the gain from the Evergreen Case and the benefit from excess restructuring liabilities are included in the operating profit of the Pittston Coal Company as "Restructuring and other credits, including litigation accrual."



                                             PITTSTON MINERAL VENTURES



                                                                        Three Months               Twelve Months
(In thousands, except                                                Ended December 31           Ended December 31
ounce and per ounce data)                                        1997           1996         1997           1996
---------------------------------------------------------------------------------------------------------------------------
                                                                      (Unaudited)
Stawell Gold Mine:
 Gold sales                                            $      4,319           4,399        17,714         19,071
 Other (expense) revenue                                        (11)            (27)            5             49
---------------------------------------------------------------------------------------------------------------------------
Net sales                                                     4,308           4,372        17,719         19,120

Cost of sales (a)                                             2,923           3,136        14,242         13,898
Selling, general and
 administrative expenses (a)                                    232             267         1,242          1,124
---------------------------------------------------------------------------------------------------------------------------
Total costs and expenses                                      3,155           3,403        15,484         15,022
---------------------------------------------------------------------------------------------------------------------------
Operating profit - Stawell Gold Mine                          1,153             969         2,235          4,098
Other operating expense, net                                 (1,111)           (776)       (4,305)        (2,479)
---------------------------------------------------------------------------------------------------------------------------
Operating profit (loss)                                $         42             193        (2,070)         1,619
-------------------------------------------------------------------------------------------------------------------

Stawell Gold Mine:
Mineral Ventures' 50% direct share:
   Ounces sold                                               10,607          10,582        42,024         45,957
   Ounces produced                                           10,519          10,705        42,301         45,443
Average per ounce sold (US$):
   Realization                                                  407   (b)       416           422  (b)       415
   Cash cost                                                    256             280           302            287
---------------------------------------------------------------------------------------------------------------------------

(a) Excludes ($4) and $1,200, and $93 and $3,543, of non-Stawell related cost of sales and selling, general and administrative expenses for the quarter and twelve months ended December 31, 1997, respectively. Excludes $94 and $765, and $94 and $2,691, of non-Stawell related cost of sales and selling, general and administrative expenses for the quarter and twelve months ended December 31, 1996, respectively. Such costs are reclassified to cost of sales and selling, general and administrative expenses in the Minerals Group statement of operations.

(b) Includes allocation of the proceeds from the liquidation of a gold forward sale hedge position in July 1997. The allocation of those proceeds is complete as of December 31, 1997.



                                              Pittston Minerals Group
                                             STATEMENTS OF OPERATIONS


                                                                      Three Months                   Twelve Months
(In thousands, except                                            Ended December 31               Ended December 31
per share amounts)                                            1997            1996            1997            1996
--------------------------------------------------------------------------------------------------------------------------------
                                                                   (Unaudited)
Net sales                                            $     162,933        173,798          630,626       696,513
--------------------------------------------------------------------------------------------------------------------------------
Cost of sales                                              157,439        174,261          609,025       707,497
Restructuring and other credits
 including litigation accrual                               (3,104)        (9,541)          (3,104)      (47,299)
Selling, general and
 administrative expenses                                     7,744          7,299           30,228        34,631
--------------------------------------------------------------------------------------------------------------------------------
Total costs and expenses                                   162,079        172,019          636,149       694,829

Other operating income, net                                  2,333          2,116            9,682        13,414
--------------------------------------------------------------------------------------------------------------------------------
Operating profit                                             3,187          3,895            4,159        15,098
Interest income                                                352            328            1,330           835
Interest expense                                            (2,777)        (2,408)         (10,946)      (10,723)
Other income (expense), net                                      2           (450)            (898)       (1,789)
--------------------------------------------------------------------------------------------------------------------------------
Income (loss) before income taxes                              764          1,365           (6,355)        3,421
Credit for income taxes                                     (2,708)        (1,131)         (10,583)       (7,237)
--------------------------------------------------------------------------------------------------------------------------------
Net income                                                   3,472          2,496            4,228        10,658
Preferred stock dividends, net                                (889)          (902)          (3,481)       (1,675)
--------------------------------------------------------------------------------------------------------------------------------
Net income attributed to
 common shares                                       $       2,583          1,594              747         8,983
--------------------------------------------------------------------------------------------------------------------------------
Net income per common share:
   Basic                                             $         .32            .20              .09          1.14
   Diluted                                                     .32            .20              .09          1.08
--------------------------------------------------------------------------------------------------------------------------------
Average common shares outstanding:
   Basic                                                     8,136          7,970            8,076         7,897
   Diluted                                                   8,136          8,010            8,102         9,884
--------------------------------------------------------------------------------------------------------------------------------


                                                SEGMENT INFORMATION

Net sales:
   Coal Operations                                   $     158,625        169,426          612,907       677,393
  Mineral Ventures                                           4,308          4,372           17,719        19,120
--------------------------------------------------------------------------------------------------------------------------------
Net sales                                            $     162,933        173,798          630,626       696,513
--------------------------------------------------------------------------------------------------------------------------------
Operating profit (loss):
 Coal Operations                                     $       4,722          5,075           12,217        20,034
 Mineral Ventures                                               42            193           (2,070)        1,619
--------------------------------------------------------------------------------------------------------------------------------
Segment operating profit                                     4,764          5,268           10,147        21,653
General corporate expense                                   (1,577)        (1,373)          (5,988)       (6,555)
--------------------------------------------------------------------------------------------------------------------------------
Operating profit                                     $       3,187          3,895            4,159        15,098
--------------------------------------------------------------------------------------------------------------------------------

See accompanying notes.


                                              Pittston Minerals Group
                                             CONDENSED BALANCE SHEETS


                                                                                  December 31        December 31
(In thousands)                                                                           1997               1996
---------------------------------------------------------------------------------------------------------------------------
Assets
Current assets:
Cash and cash equivalents                                                       $       3,394              3,387
Accounts receivable, net of estimated
  amounts uncollectible                                                                63,599             88,552
Inventories and other current assets                                                   65,527             67,691
---------------------------------------------------------------------------------------------------------------------------
Total current assets                                                                  132,520            159,630

Property, plant and equipment, at cost, net
  of accumulated depreciation, depletion
  and amortization                                                                    172,338            170,809
Coal supply contracts, net of accumulated
   amortization                                                                        41,703             52,696
Intangibles, net of accumulated amortization                                          108,094            111,103
Other assets                                                                          199,527            212,743
---------------------------------------------------------------------------------------------------------------------------
Total assets                                                                    $     654,182            706,981
---------------------------------------------------------------------------------------------------------------------------

Liabilities and Shareholder's Equity
Current liabilities                                                             $     161,264            184,725
Long-term debt, less current maturities                                               116,114            124,572
Postretirement benefits other than pensions                                           223,836            219,717
Workers' compensation and other claims                                                 92,857            105,837
Other liabilities                                                                      78,683             83,790
---------------------------------------------------------------------------------------------------------------------------
Total liabilities                                                                     672,754            718,641

Shareholder's equity                                                                  (18,572)           (11,660)
---------------------------------------------------------------------------------------------------------------------------
Total liabilities and shareholder's equity                                      $     654,182            706,981
---------------------------------------------------------------------------------------------------------------------------

See accompanying notes.



                                              Pittston Minerals Group
                                             STATEMENTS OF CASH FLOWS



                                                                                 Twelve Months Ended December 31
(In thousands)                                                                                1997          1996
---------------------------------------------------------------------------------------------------------------------------
Cash flows from operating activities:
Net income                                                                            $      4,228        10,658
Adjustments to reconcile net income to net
   cash provided by operating activities:
   Noncash charges and write-offs                                                              830        29,948
   Depreciation, depletion and amortization                                                 37,515        36,624
   Provision for deferred income taxes                                                      11,052        22,088
   Other, net                                                                               (2,780)       (2,229)
   Changes in operating assets and  liabilities,  net of effects of acquisitions and dispositions:
     Decrease (increase) in receivables                                                     28,574        (4,454)
     (Increase) decrease in inventories and other
       current assets                                                                       (4,853)        8,298
     Decrease in current liabilities                                                          (313)      (17,907)
     Other, net                                                                            (24,692)      (63,227)
---------------------------------------------------------------------------------------------------------------------------
Net cash provided by operating activities                                                   49,561        19,799
---------------------------------------------------------------------------------------------------------------------------
Cash flows from investing activities:
Additions to property, plant and equipment                                                 (26,434)      (23,575)
Proceeds from disposal of property, plant and equipment                                      2,982         4,613
Acquisitions and related contingent payments                                                (1,014)       (1,134)
Other, net                                                                                  (2,723)         (419)
---------------------------------------------------------------------------------------------------------------------------
Net cash used by investing activities                                                      (27,189)      (20,515)
---------------------------------------------------------------------------------------------------------------------------
Cash flows from financing activities:
Net (reductions of) additions to debt                                                       (8,749)       21,897
Payments to Burlington Group/Brink Group, net                                               (4,719)       (6,097)
Share and other equity activity, net                                                        (8,897)      (16,696)
---------------------------------------------------------------------------------------------------------------------------
Net cash used by financing activities                                                      (22,365)         (896)
---------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in cash and cash equivalents                                             7        (1,612)
Cash and cash equivalents at beginning of period                                             3,387         4,999
---------------------------------------------------------------------------------------------------------------------------
Cash and cash equivalents at end of period                                            $      3,394         3,387
---------------------------------------------------------------------------------------------------------------------------

See accompanying notes.


                         The Pittston Company and Subsidiaries
                                Pittston Minerals Group
                            NOTES TO FINANCIAL INFORMATION


(1)  The Pittston Company (the "Company") has three classes of common stock:
Pittston Brink's Group Common Stock ("Brink's Stock"), Pittston Burlington Group Common Stock ("Burlington Stock") and Pittston Minerals Group Common Stock ("Minerals Stock"), which were designed to provide shareholders with separate securities reflecting the performance of the Pittston Brink's Group (the "Brink's Group"), Pittston Burlington Group (the "Burlington Group") and Pittston Minerals Group (the "Minerals Group"), respectively, without diminishing the benefits of remaining a single corporation or precluding future transactions affecting any of the Groups.

The financial information for the Minerals Group includes the results of the Pittston Coal Company and Pittston Mineral Ventures operations of the Company. It is prepared using the amounts included in the Company's consolidated financial statements. Accordingly, the Company's consolidated financial statements must be read in connection with the Mineral Group's financial data.

(2) In 1988, the trustees of certain pension and benefit trust funds (the "Trust Funds") established under collective bargaining agreements with the United Mine Workers of America ("UMWA") brought an action (the "Evergreen Case") against the Company and a number of its coal subsidiaries, claiming that the defendants were obligated to contribute to such Trust Funds in accordance with the provisions of the 1988 and subsequent National Bituminous Coal Wage Agreements, to which neither the Company nor any of its subsidiaries were a signatory. In 1993, the Company recognized in its consolidated financial statements the potential liability that might have resulted from an ultimate adverse judgement in the Evergreen Case.

In March 1996, a settlement was reached in the Evergreen Case. Under the terms of the settlement, the coal subsidiaries which had been signatories to earlier National Bituminous Coal Wage Agreements agreed to make various lump sum payments in full satisfaction of all amounts allegedly due to the Trust Funds through January 31, 1996, to be paid over time as follows: approximately $25.8 million upon dismissal of the Evergreen Case and the remainder of $24 million in installments of $7.0 million in 1996 and $8.5 million in each of 1997 and 1998. The first payment was entirely funded through an escrow account previously established by the Company. The second and third payments of $7.0 million and $8.5 million were paid in 1996 and 1997, respectively, and were funded from cash provided by operating activities. In addition, the coal subsidiaries agreed to future participation in the UMWA 1974 Pension Plan.

As a result of the settlement of the Evergreen Case at an amount lower than previously accrued, the Company recorded a pretax gain of $35.7 million ($23.2 million after-tax) in the first quarter of 1996 in its consolidated financial statements.

(3) In 1996, the Company implemented Statement of Financial Accounting Standards ("SFAS") No. 121, "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to Be Disposed Of". SFAS No. 121 requires companies to review assets for impairment whenever circumstances indicate that the carrying amount of an asset may not be recoverable. SFAS No. 121 resulted in a pretax charge to earnings in the first quarter of 1996 for the Minerals Group's Coal Operation of $29.9 million ($19.5 million after-tax), of which $26.3 million was included in cost of sales and $3.6 million was included in selling, general and administrative expenses. Assets for which the impairment loss was recognized consisted of property, plant and equipment, advanced royalties and goodwill.

(4) Under the share repurchase program authorized by the Board of Directors of the Company (the "Board"), the Company purchased shares in the periods presented as follows:

                                  Quarter Ended       Quarter Ended        Year Ended       Year Ended
                                   December 31         December 31         December 31      December 31
                                      1997                1996                1997             1996
--------------------------------------------------------------------------------------------------------------------------------

Brink's Stock:
    Shares                                 -             278,000             166,000          278,000
    Cost (in millions)             $       -                 6.9                 4.3              6.9

Burlington Stock:
    Shares                                 -              55,300             332,300           75,600
    Cost (in millions)             $       -                 1.0                 7.4              1.4

Convertible Preferred Stock:
    Shares                                 -                   -               1,515           20,920
    Cost (in millions)             $       -                   -                 0.6              7.9
    Excess carrying
     amount (a)                    $       -                   -                 0.1              2.1

(a) The excess of the carrying amount of the Convertible Preferred Stock over the cash paid to holders for repurchases made during the years. This amount is deducted from preferred dividends in the Company's Statement of Operations.

(5) In the fourth quarter of 1997, the Company implemented a new accounting standard, Statement of Financial Accounting Standards ("SFAS") No. 128, "Earnings Per Share." SFAS No. 128 replaced the calculation of primary and fully diluted net income per share with basic and diluted net income per share. Unlike primary net income per share, basic net income per share excludes any dilutive effects of options, warrants and convertible securities. Diluted net income per share is very similar to the previous fully diluted net income per share. All prior-period net income per share data have been restated to conform with the provisions of SFAS No. 128.

(6) Certain prior period amounts have been reclassified to conform to the current period's financial statement presentation.

(7) Financial information for the Brink's Group, which includes the results of the Company's Brink's, Incorporated and Brink's Home Security, Inc.
businesses, and the Burlington Group, which includes the results of the Company's BAX Global Inc. business, is available upon request.


                      The Pittston Company and Subsidiaries
                      CONSOLIDATED STATEMENTS OF OPERATIONS


                                                                                 Three Months                         Twelve Months
(In thousands, except                                                       Ended December 31                     Ended December 31
per share amounts)                                                    1997               1996               1997               1996
-----------------------------------------------------------------------------------------------------------------------------------
                                                                            (Unaudited)
Net sales                                                     $    162,933            173,798            630,626           696,513
Operating revenues                                                 749,186            646,709          2,763,772         2,394,682
-----------------------------------------------------------------------------------------------------------------------------------
Net sales and operating revenues                                   912,119            820,507          3,394,398         3,091,195
-----------------------------------------------------------------------------------------------------------------------------------
Cost of sales                                                      157,439            174,261            609,025           707,497
Operating expenses                                                 611,113            535,091          2,270,341         1,989,149
Restructuring and other credits,
   including litigation accrual                                     (3,104)            (9,541)            (3,104)          (47,299)
Selling, general and administrative
   expenses                                                         88,432             74,685            344,008           292,718
-----------------------------------------------------------------------------------------------------------------------------------
Total costs and expenses                                           853,880            774,496          3,220,270         2,942,065
-----------------------------------------------------------------------------------------------------------------------------------
Other operating income, net                                          4,651              3,635             14,000            17,377
-----------------------------------------------------------------------------------------------------------------------------------
Operating profit                                                    62,890             49,646            188,128           166,507
Interest income                                                      1,317              1,271              4,394             3,487
Interest expense                                                    (7,851)            (3,541)           (27,119)          (14,074)
Other expense, net                                                  (2,050)            (2,312)            (7,148)           (9,224)
-----------------------------------------------------------------------------------------------------------------------------------
Income before income taxes                                          54,306             45,064            158,255           146,696
Provision for income taxes                                          16,449             14,000             48,057            42,542
-----------------------------------------------------------------------------------------------------------------------------------
Net income                                                          37,857             31,064            110,198           104,154
Preferred stock dividends, net                                        (889)              (902)            (3,481)           (1,675)
-----------------------------------------------------------------------------------------------------------------------------------
Net income attributed to common shares                        $     36,968             30,162            106,717           102,479
-----------------------------------------------------------------------------------------------------------------------------------

Pittston Brink's Group:
Net income attributed to common shares                        $     21,205             17,981             73,622            59,695
-----------------------------------------------------------------------------------------------------------------------------------
Net income per common share:
 Basic                                                        $        .55                .47               1.92              1.56
 Diluted                                                               .54                .46               1.90              1.54
-----------------------------------------------------------------------------------------------------------------------------------
Average common shares outstanding:
 Basic                                                              38,362             38,326             38,273            38,200
 Diluted                                                            38,963             38,784             38,791            38,682
-----------------------------------------------------------------------------------------------------------------------------------

Pittston Burlington Group:
Net income attributed to common shares                        $     13,180             10,587             32,348            33,801
-----------------------------------------------------------------------------------------------------------------------------------
Net income per common share:
 Basic                                                        $        .68                .55               1.66              1.76
 Diluted                                                               .66                .53               1.62              1.72
-----------------------------------------------------------------------------------------------------------------------------------
Average common shares outstanding:
 Basic                                                              19,443             19,408             19,448            19,223
 Diluted                                                            20,054             19,828             19,993            19,681
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Pittston Minerals Group:
Net income attributed to common shares:                       $      2,583              1,594                747             8,983
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Net income per common share:
   Basic                                                      $        .32                .20                .09              1.14
   Diluted                                                             .32                .20                .09              1.08
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Average common shares outstanding:
   Basic                                                             8,136              7,970              8,076             7,897
   Diluted                                                           8,136              8,010              8,102             9,884
-----------------------------------------------------------------------------------------------------------------------------------

See accompanying notes.


                                       The Pittston Company and Subsidiaries
                                       CONDENSED CONSOLIDATED BALANCE SHEETS


                                                                                  December 31        December 31
(In thousands)                                                                           1997               1996
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Assets
Current assets:
Cash and cash equivalents                                                   $          69,878             41,217
Accounts receivable, net of estimated
   amounts uncollectible                                                              531,317            475,859
Inventories and other current assets                                                  125,610            121,338
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Total current assets                                                                  726,805            638,414

Property, plant and equipment, at cost, net of
   accumulated depreciation, depletion
   and amortization                                                                   647,642            540,851
Intangibles, net of accumulated amortization                                          301,395            317,062
Other assets                                                                          320,102            336,276
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Total assets                                                                $       1,995,944          1,832,603
------------------------------------------------------------------------------------------------------------------------------------

Liabilities and Shareholders' Equity
Current liabilities                                                         $         643,673            588,691
Long-term debt, less current maturities                                               191,812            158,837
Postretirement benefits other than pensions                                           231,452            226,697
Workers' compensation and other claims                                                106,377            116,893
Other liabilities                                                                     137,012            134,778
------------------------------------------------------------------------------------------------------------------------------------
Total liabilities                                                                   1,310,326          1,225,896

Shareholders' equity                                                                  685,618            606,707
------------------------------------------------------------------------------------------------------------------------------------
Total liabilities and shareholders' equity                                  $       1,995,944          1,832,603
------------------------------------------------------------------------------------------------------------------------------------

See accompanying notes.


                                       The Pittston Company and Subsidiaries
                                       CONSOLIDATED STATEMENTS OF CASH FLOWS


                                                                                 Twelve Months Ended December 31
(In thousands)                                                                            1997              1996
------------------------------------------------------------------------------------------------------------------------------------
Cash flows from operating activities:
Net income                                                                   $        110,198            104,154
Adjustments to reconcile net income to net cash
   provided by operating activities:
   Noncash charges and other write-offs                                                   830             29,948
   Depreciation, depletion and amortization                                           129,186            114,617
   Provision for aircraft heavy maintenance                                            34,057             32,057
   Provision for deferred income taxes                                                 10,611             19,320
   Other, net                                                                          21,750             14,972
   Changes in operating assets and liabilities
     net of effects of acquisitions and dispositions:
     Increase in receivables                                                          (39,697)           (53,885)
     (Increase) decrease in inventories and
       other current assets                                                            (2,638)             7,402
     Increase in current liabilities                                                   32,562                382
     Other, net                                                                       (28,750)           (72,296)
------------------------------------------------------------------------------------------------------------------------------------
Net cash provided by operating activities                                             268,109            196,671
------------------------------------------------------------------------------------------------------------------------------------
Cash flows from investing activities:
Additions to property, plant and equipment                                           (173,768)          (180,651)
Proceeds from disposal of property,
   plant and equipment                                                                  4,064             11,309
Aircraft heavy maintenance                                                            (29,748)           (23,373)
Acquisitions and related contingent payments,
   net of cash acquired                                                               (65,494)            (4,168)
Other, net                                                                              7,589              5,272
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Net cash used by investing activities                                                (257,357)          (191,611)
------------------------------------------------------------------------------------------------------------------------------------
Cash flows from financing activities:
Net additions to debt                                                                  41,991             14,000
Share and other equity activity, net                                                  (24,082)           (30,666)
------------------------------------------------------------------------------------------------------------------------------------
Net cash provided (used) by financing activities                                       17,909            (16,666)
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Net increase (decrease) in cash and cash equivalents                                   28,661            (11,606)
Cash and cash equivalents at beginning of period                                       41,217             52,823
------------------------------------------------------------------------------------------------------------------------------------
Cash and cash equivalents at end of period                                   $         69,878             41,217
------------------------------------------------------------------------------------------------------------------------------------

See accompanying notes.